UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

---------------

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2017

CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.
(Exact name of Registrant as specified in charter)

Nevada	001-34515	20-8468508
(State or Other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

9 North West Fourth Ring Road Yingu Mansion Suite 1708
Haidian District Beijing, People’s Republic of China 100190
(Address of principal executive offices) (Zip Code)

+86 10 82525361
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ] Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 30, 2017, China Advanced Construction Materials Group, Inc., a Nevada corporation (the “Company”), held an annual meeting of its stockholders (the “Meeting”). Holders of 1,252,213 shares of common stock were present in person or by proxy at the Meeting, representing 52.0% of 2,387,658 shares, the total outstanding shares, which achieved a quorum of more than one-third of the shares outstanding and entitled to vote at the Meeting as of the record date. The final voting results for each matter submitted to a vote of stockholders at the meeting are as follows. No broker Non-votes are counted except for proposal 2.

Proposal 1: The election of directors.

Each of the following individuals was elected to serve as a director of the Company for a term that will continue until the next annual meeting of stockholders, until a successor has been duly elected and qualified or until the director’s earlier resignation, death or removal.

Name	Votes For	Withheld	Votes	Abstentions
			Against
Xianfu Han	948,385	655	-	-
Weili He	948,385	655	-	-
Tao Jin	928,657	20,383	-	-
Xinyong Gao	928,715	20,325	-	-
Ken Ren	928,705	20,335	-	-

Proposal 2: Ratification of Friedman LLP as Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017. Broker non-votes are counted.

For	Against	Abstain

1,233,313	3,627	5,273

Proposal 3: The approval of the Amendment No. 4 to the Company’s 2009 Equity Incentive Plan to increase 200,000 shares of common stock reserved under the Plan.

The stockholders approved the amendment No.4 to the Company’s 2009 Equity Incentive Plan (the “Plan”) to increase 200,000 shares of common stock reserved under the Plan.

Votes For	Votes	Abstentions
	Against
921,986	24,846	2,208

Proposal 4: Advisory Vote on Compensation of Named Executive Officers

The stockholders approved, on an advisory, non-binding basis, the compensation of our named executive officers.

For	Against	Abstain

944,564	4,177	299

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2016	CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.

By: /s/ Xianfu Han
Xianfu Han
Chief Executive Officer